Exhibit 21.1

SUBSIDIARIES OF SELECT MEDICAL HOLDINGS CORPORATION
As of December 31, 2025

NAME	Jurisdiction of Organization
Actra Rehabilitation Associates, Inc.	Wisconsin
Acuity General Partner, LLC	Texas
Acuity Healthcare Holdings, Inc.	Delaware
Acuity Healthcare Management, LLC	Louisiana
Acuity Healthcare of Ohio, L.L.C.	Ohio
Acuity Healthcare, LP	Louisiana
Acuity Holdings, LLC	North Carolina
Acuity Hospital of New Jersey, L.L.C.	New Jersey
Acuity Specialty Hospital, LLC	New Jersey
Acuity Specialty Hospital—Ohio Valley, LP	Ohio
Advantage Rehabilitation Clinics, Inc.	Massachusetts
Alexandria Sports, Inc.	New York
American Transitional Hospitals, LLC	Delaware
Archer Rehabilitation, LLC	Delaware
Argosy Health, LLC	Delaware
Benchmark Acquisition Corp.	Delaware
Benchmark Medical Management Company	Delaware
Benchmark O&P Holdings, Inc.	Delaware
Benchmark Orthotics & Prosthetics, Inc.	Delaware
BHSM ES, Inc.	Delaware
BHSM Rehabilitation, LLC	Delaware
BIR JV, LLP	Texas
BIR Pinnacle GP, LLC	Texas
Blue Hen Physical Therapy, Inc.	Delaware
California Rehab Institute Medical Group	California
California Rehabilitation Institute, LLC	Delaware
Cape Prosthetics-Orthotics, Inc.	Missouri
Caritas Rehab Services, LLC	Kentucky
Carrollton Physical Therapy Clinic, Inc.	Texas
Central Iowa Physio, LLC	Iowa
Champion Sports Medicine Birmingham, LLC	Delaware
Cleveland Clinic Rehabilitation Hospitals, LLC	Delaware
CMC Ozarks Rehabilitation, LLC	Delaware
Coastal Virginia Rehabilitation, LLC	Virginia
CRI ES, Inc.	Delaware
Crowley Physical Therapy Clinic, Inc.	Louisiana
Dade Prosthetics & Orthotics, Inc.	Florida
DG Physical Therapy, P.C.	Massachusetts
Dignity Select Nevada, LLC	Delaware
Douglas Avery & Associates, Ltd.	Virginia
Duval Rehabilitation, LLC	Delaware
Eagle Rehab Corporation	Delaware
Eden Sports, Inc.	New York
ES LTACH, LLC	Georgia

ES Rehabilitation, LLC	Georgia
ESOP Rehabilitation, LLC	Georgia
FC Select, LLC	Delaware
Fine, Bryant & Wah, Inc.	Maryland
Frederick Orthopedic Rehabilitation, Inc.	Maryland
Freedom Management Services, LLC	Pennsylvania
GH General, LLC	Texas
GH General-San Antonio, LLC	Texas
GlobalRehab — Fort Worth, LP	Texas
GlobalRehab — Scottsdale, LLC	Arizona
GlobalRehab, LP	Texas
GR General-Scottsdale, LLC	Texas
Great Lakes Specialty Hospital—Hackley, LLC	Delaware
Great Lakes Specialty Hospital—Oak, LLC	Delaware
GRSH ES, Inc.	Delaware
Gulf Breeze Physical Therapy, Inc.	Florida
HealthWorks ES, Inc.	Delaware
Hospital Holdings Corporation	Delaware
Indiana Rehabilitation Services, LLC	Delaware
Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana
Integrity Physical Therapy, Inc.	Delaware
Intensiva Healthcare Corporation	Delaware
Intensiva Hospital of Greater St. Louis, Inc.	Missouri
ISH Northern Virginia, LLC	Delaware
Island Tree Physical Therapy, P.C.	Rhode Island
Jeffersontown Physical Therapy, LLC	Kentucky
Johnson Physical Therapy, Inc.	Ohio
Joyner Sportsmedicine Institute, Inc.	Pennsylvania
Kentucky Orthopedic Rehabilitation, LLC	Delaware
Kentucky Rehabilitation Services, Inc.	Kentucky
Kessler Hudson County Rehabilitation, LLC	Delaware
Kessler Institute for Rehabilitation, Inc.	New Jersey
Kessler Orthotic & Prosthetic Services, Inc.	Delaware
Kessler Pediatric Therapy, Inc.	Delaware
Kessler Professional Services, LLC	Delaware
Kessler Rehab Centers, Inc.	Delaware
Kessler Rehabilitation Corporation	Delaware
Kessler Rehabilitation Services, Inc.	New Jersey
Keystone Rehabilitation Systems of McMurray	Pennsylvania
Keystone Rehabilitation Systems, Inc.	Pennsylvania
KORT Kentuckiana, LLC	Delaware
KORT Rehabilitation at Home, LLC	Delaware
Leesburg Sports, Inc.	New York
LifeBridge Sports Medicine and Rehabilitation, LLC	Maryland

Long-Term Acute Care Hospital of Northern Virginia, LLC	Virginia
LTACH @ Riverside, LLC	Virginia
LTACH Morgantown, LLC	West Virginia
Madison Rehabilitation Center, Inc.	Connecticut
Matrix Healthcare Services, LLC	Delaware
Matrix Rehabilitation, Inc.	Delaware
Matrix Rehabilitation-Delaware, Inc.	Delaware
Matrix Rehabilitation-Georgia, Inc.	Delaware
Matrix Rehabilitation-Ohio, Inc.	Delaware
Matrix Rehabilitation-South Carolina, Inc.	Delaware
Matrix Rehabilitation-Texas, Inc.	Delaware
Metro Rehabilitation Services, Inc.	Michigan
Morris Area Rehabilitation Association, Inc.	New Jersey
North Dallas Physical Therapy Associates, Inc.	Texas
Northstar Health Service, Inc.	Delaware
NovaCare Occupational Health Services, Inc.	Delaware
NovaCare Outpatient Rehabilitation East, Inc.	Delaware
NovaCare Outpatient Rehabilitation, Inc.	Kansas
NovaCare Rehabilitation of Ohio, Inc.	Ohio
NSR ES, Inc.	Delaware
NSR Louisiana, LLC	Louisiana
OHRH ES, Inc.	Delaware
OHRH Select, Inc.	Delaware
OHRH Subsidiaries, LLC	Delaware
OHRH, LLC	Ohio
OKC Rehabilitation, LLC	Delaware
Osprey Rehabilitation, LLC	Delaware
Osprey Urban Renewal, LLC	Delaware
OSR Louisiana, LLC	Delaware
OSR Property Ventures, LLC	Delaware
P&O Services, Inc.	Michigan
Pacific Rehabilitation & Sports Medicine, Inc.	Delaware
Partners in Physical Therapy, LLC	Kentucky
Penn State Hershey Rehabilitation, LLC	Delaware
PHS Physical Therapy, LLC	Delaware
PhysioKids, Inc.	Delaware
PhysioLink Corporation	Delaware
Physiotherapy Associates Holdings, Inc.	Delaware
Physiotherapy Associates NRH Rehab, LLC	Maryland
Physiotherapy Associates Union Rehab, LLC	Maryland
Physiotherapy Associates, Inc.	Michigan
Physiotherapy Corporation	Delaware
Physiotherapy-BMHI Holdings, Inc.	Delaware
Pinnacle Health Select Rehabilitation, LLC	Delaware

Post Acute Physicians of Colorado LLC	Colorado
Post-Acute Care Physicians of West Virginia PLLC	West Virginia
Post-Acute Physicians of Arizona PLLC	Arizona
Post-Acute Physicians of Arkansas PLLC	Arkansas
Post-Acute Physicians of California, P.C.	California
Post-Acute Physicians of Florida, PLLC	Florida
Post-Acute Physicians of Georgia P.C.	Georgia
Post-Acute Physicians of Illinois PLLC	Illinois
Post-Acute Physicians of Indiana LLC	Indiana
Post-Acute Physicians of Iowa PLLC	Iowa
Post-Acute Physicians of Kentucky PLLC	Kentucky
Post-Acute Physicians of Louisiana LLC	Louisiana
Post-Acute Physicians of Maryland LLC	Maryland
Post-Acute Physicians of Michigan PLLC	Michigan
Post-Acute Physicians Minnesota PLLC	Minnesota
Post-Acute Physicians of Missouri P.C.	Missouri
Post-Acute Physicians of Nevada, Vargas Group, PLLC	Nevada
Post-Acute Physicians of New Jersey LLC	New Jersey
Post-Acute Physicians of North Carolina, PLLC	North Carolina
Post-Acute Physicians of North Dakota PLLC	North Dakota
Post-Acute Physicians of Ohio PLLC	Ohio
Post-Acute Physicians of Pennsylvania PLLC	Pennsylvania
Post-Acute Physicians of South Carolina LLC	South Carolina
Post-Acute Physicians of Tennessee PLLC	Tennessee
Post-Acute Physicians of Texas PLLC	Texas
Post-Acute Physicians of Virginia PLLC	Virginia
Post-Acute Physicians of Washington PLLC	Washington
Post-Acute Physicians of Wisconsin, S.C.	Wisconsin
PR Acquisition Corporation	California
Pro Active Therapy of North Carolina, Inc.	North Carolina
Pro Active Therapy of South Carolina, Inc.	South Carolina
Pro Active Therapy of Virginia, Inc.	Virginia
Pro Active Therapy, Inc.	North Carolina
Professional Rehab Associates, Inc.	Pennsylvania
Professional Therapeutic Services, Inc.	Ohio
Progressive Therapy, Services, Inc.	Ohio
PSHR Physical Therapy, LLC	Delaware
PTSMA, Inc.	Connecticut
R.S. Network, Inc.	Illinois
RCI (Michigan), Inc.	Delaware
RCI (WRS), LLC	Delaware
Regency Hospital Company of Macon, LLC	Delaware
Regency Hospital Company of Meridian, L.L.C.	Delaware
Regency Hospital Company of South Carolina, L.L.C.	Delaware

Regency Hospital Company, L.L.C.	Delaware
Regency Hospital of Atlanta, LLC	Delaware
Regency Hospital of Columbus, LLC	Delaware
Regency Hospital of Greenville, LLC	Delaware
Regency Hospital of Jackson, LLC	Delaware
Regency Hospital of Kansas City, LLC	Delaware
Regency Hospital of Minneapolis, LLC	Delaware
Regency Hospital of North Central Ohio, LLC	Delaware
Regency Hospital of Northwest Arkansas, LLC	Delaware
Regency Hospital of Northwest Indiana, LLC	Delaware
Regency Hospital of Rhode Island, LLC	Delaware
Regency Hospital of Rockford, LLC	Delaware
Regency Hospital of Southern Mississippi, LLC	Delaware
Regency Hospital of Toledo, LLC	Delaware
Regency Hospitals, LLC	Delaware
Regency Management Company, Inc.	Delaware
Rehab Associates of Jackson Hospital, LLC	Alabama
Rehab Associates, L.L.C.	Alabama
Rehab Colorado, LLC	Alabama
Rehab Hospital of Fort Wayne, LLC	Delaware
Rehab Missouri, LLC	Alabama
Rehab Provider Network of Colorado, Inc.	Colorado
Rehab Provider Network of New Mexico, Inc.	New Mexico
Rehab Provider Network of North Carolina, Inc.	North Carolina
Rehab Provider Network of South Carolina, Inc.	Delaware
Rehab Provider Network of Virginia, Inc.	Virginia
Rehab Provider Network—East I, Inc.	Delaware
Rehab Provider Network—Indiana, Inc.	Indiana
Rehab Provider Network—Ohio, Inc.	Ohio
Rehab Provider Network—Pennsylvania, Inc.	Pennsylvania
Rehab Xcel, LLC	Alabama
RehabClinics (PTA), Inc.	Delaware
RehabClinics (SPT), Inc.	Delaware
RehabClinics, Inc.	Delaware
Rehabilitation Center of Washington, D.C., Inc.	Delaware
Rehabilitation Consultants, Inc.	Delaware
Rehabilitation Hospital of Vancouver, LLC	Delaware
Rehabilitation Institute of Denton, LLC	Delaware
RPN of NC, Inc.	Delaware
RSH Property Ventures, LLC	Delaware
Rush Specialty Hospital, LLC	Delaware
Rush-Select Holdings, LLC	Delaware
S.T.A.R.T., Inc.	Massachusetts
Saco Bay Orthopedic and Sports Physical Therapy, Inc.	Maine

SCRI, LLC	Delaware
Select Cal Physical Therapy, P.C.	California
Select Cleveland Hospitals, LLC	Delaware
Select CS Physical Therapy, P.C.	California
Select Employment Services, Inc.	Delaware
Select Hospital Investors, LP	Delaware
Select Illinois Holdings, Inc.	Delaware
Select Kentuckiana, Inc.	Delaware
Select LifeCare Western Michigan, LLC	Delaware
Select Medical Corporation	Delaware
Select Medical International (US), Inc.	Delaware
Select Medical of Kentucky, Inc.	Delaware
Select Medical of Maryland, Inc.	Delaware
Select Medical of New York, Inc.	Delaware
Select Medical Patient Safety and Quality Institute, LLC	Delaware
Select Medical Property Ventures, LLC	Delaware
Select Medical Rehabilitation Clinics, Inc.	Delaware
Select Nevada holdings, Inc.	Delaware
Select NovaCare—PBG, Inc.	New York
Select NovaCare—PIT, Inc.	Arizona
Select NTR Central Pennsylvania, Inc.	Delaware
Select Oregon Physical Therapy, P.C.	Oregon
Select Physical Therapy Holdings, Inc.	Delaware
Select Physical Therapy Network Services, Inc.	Delaware
Select Physical Therapy of Albuquerque, Ltd.	Alabama
Select Physical Therapy of Blue Springs Limited Partnership	Alabama
Select Physical Therapy of Colorado Springs Limited Partnership	Alabama
Select Physical Therapy of Connecticut Limited Partnership	Alabama
Select Physical Therapy of Denver, Ltd.	Alabama
Select Physical Therapy of Kendall, Ltd.	Alabama
Select Physical Therapy of St. Louis Limited Partnership	Alabama
Select Physical Therapy of West Denver Limited Partnership	Alabama
Select Physical Therapy Orthopedic Services, Inc.	Delaware
Select Physical Therapy Texas Limited Partnership	Alabama
Select Rehabilitation Hospital—Hershey, Inc.	Delaware
Select San Diego Physical Therapy, P.C.	California
Select Specialty Hospitals, Inc.	Delaware
Select Specialty Hospital—Akron, LLC	Delaware
Select Specialty Hospital—Ann Arbor, Inc.	Missouri
Select Specialty Hospital—Arizona, Inc.	Delaware
Select Specialty Hospital—Augusta, Inc.	Delaware
Select Specialty Hospital—Beech Grove, Inc.	Missouri
Select Specialty Hospital—Belhaven, LLC	Delaware
Select Specialty Hospital—Boardman, Inc.	Delaware
Select Specialty Hospital—Broward, Inc.	Delaware

Select Specialty Hospital—Central Pennsylvania, L.P.	Delaware
Select Specialty Hospital—Charleston, Inc.	Delaware
Select Specialty Hospital—Cincinnati, Inc.	Missouri
Select Specialty Hospital—Cleveland, LLC	Delaware
Select Specialty Hospital—Colorado Springs, Inc.	Delaware
Select Specialty Hospital—Columbus, Inc.	Delaware
Select Specialty Hospital—Dallas, Inc.	Delaware
Select Specialty Hospital—Danville, Inc.	Delaware
Select Specialty Hospital—Daytona Beach, Inc.	Delaware
Select Specialty Hospital—Denver, Inc.	Delaware
Select Specialty Hospital—Des Moines, Inc.	Delaware
Select Specialty Hospital—Durham, Inc.	Delaware
Select Specialty Hospital—Erie, Inc.	Delaware
Select Specialty Hospital—Evansville, LLC	Delaware
Select Specialty Hospital—Evansville, Inc.	Missouri
Select Specialty Hospital—Flint, Inc.	Missouri
Select Specialty Hospital—Fort Myers, Inc.	Delaware
Select Specialty Hospital—Fort Smith, Inc.	Missouri
Select Specialty Hospital—Gainesville, LLC	Delaware
Select Specialty Hospital—Greensboro, Inc.	Delaware
Select Specialty Hospital—Gulf Coast, Inc.	Missouri
Select Specialty Hospital—Jackson, Inc.	Delaware
Select Specialty Hospital—Johnstown, Inc.	Missouri
Select Specialty Hospital—Kalamazoo, Inc.	Delaware
Select Specialty Hospital—Kansas City, Inc.	Missouri
Select Specialty Hospital—Laurel Highlands, Inc.	Delaware
Select Specialty Hospital—Lexington, Inc.	Delaware
Select Specialty Hospital—Lincoln, Inc.	Delaware
Select Specialty Hospital—Little Rock, Inc.	Delaware
Select Specialty Hospital—Longview, Inc.	Delaware
Select Specialty Hospital—Macomb County, Inc.	Missouri
Select Specialty Hospital—Madison, Inc.	Delaware
Select Specialty Hospital—McKeesport, Inc.	Delaware
Select Specialty Hospital—Memphis, Inc.	Delaware
Select Specialty Hospital—Miami Lakes, Inc.	Delaware
Select Specialty Hospital—Midtown Atlanta, LLC	Delaware
Select Specialty Hospital—Milwaukee, Inc.	Delaware
Select Specialty Hospital—Nashville, LLC	Delaware
Select Specialty Hospital—North Atlanta, Inc.	Delaware
Select Specialty Hospital—North Knoxville, Inc.	Missouri
Select Specialty Hospital—Northeast New Jersey, Inc.	Delaware
Select Specialty Hospital—Northeast Ohio, Inc.	Missouri
Select Specialty Hospital—Northern Kentucky, LLC	Delaware
Select Specialty Hospital—Oklahoma City, Inc.	Delaware
Select Specialty Hospital—Omaha, Inc.	Missouri
Select Specialty Hospital—Orlando, Inc.	Delaware
Select Specialty Hospital—Palm Beach, Inc.	Delaware
Select Specialty Hospital—Panama City, Inc.	Delaware

Select Specialty Hospital—Pensacola, Inc.	Delaware
Select Specialty Hospital—Phoenix, Inc.	Delaware
Select Specialty Hospital—Pittsburgh/UPMC, Inc.	Delaware
Select Specialty Hospital—Quad Cities, Inc.	Delaware
Select Specialty Hospital—Richmond, Inc.	Delaware
Select Specialty Hospital—Saginaw, Inc.	Delaware
Select Specialty Hospital—San Antonio, Inc.	Delaware
Select Specialty Hospital—Savannah, Inc.	Delaware
Select Specialty Hospital—Sioux Falls, Inc.	Missouri
Select Specialty Hospital—South Dallas, Inc.	Delaware
Select Specialty Hospital—Springfield, Inc.	Delaware
Select Specialty Hospital—Tallahassee, Inc.	Delaware
Select Specialty Hospital—The Villages, Inc.	Delaware
Select Specialty Hospital—TriCities, Inc.	Delaware
Select Specialty Hospital—Tucson, LLC	Delaware
Select Specialty Hospital—Tulsa, Inc.	Delaware
Select Specialty Hospital—Tulsa/Midtown, LLC	Delaware
Select Specialty Hospital—West Tennessee, LLC	Delaware
Select Specialty Hospital—Western Michigan, Inc.	Missouri
Select Specialty Hospital—Wichita, Inc.	Missouri
Select Specialty Hospital—Wilmington, Inc.	Missouri
Select Specialty Hospital—Winston-Salem, Inc.	Delaware
Select Specialty Hospital—Youngstown, Inc.	Missouri
Select Specialty Hospital—Zanesville, Inc.	Delaware
Select Specialty—Downriver, LLC	Delaware
Select Subsidiaries, Inc.	Pennsylvania
Select Synergos, Inc.	Delaware
Select Transport, Inc.	Delaware
Select Tucson Holdings, LLC	Delaware
Select Unit Management, Inc.	Delaware
SelectMark, Inc.	Delaware
SemperCare, Inc.	Delaware
SLMC Finance Corporation	Delaware
SMCS Holdings, Inc.	Delaware
SMCS Management, LLC	Delaware
SMR Banyan Tree, Inc.	New York
SMR Southern Kentucky, LLC	Delaware
SMR Temple, LLC	Delaware
SMR Tucson, LLC	Delaware
SN Kentuckiana Rehab, LLC	Delaware
Special Care Hospital, LLC	Delaware
Sports Orthopedic Rehabilitation Services, Inc.	Florida
SSM Select Rehab St. Louis, LLC	Delaware
Susquehanna Physical Therapy Associates, Inc.	Pennsylvania

Swanson Orthotic and Prosthetic Center, Inc.	Ohio
The Rehab Center	Pennsylvania
Theraphysics Partners of Colorado, Inc.	Delaware
Theraphysics Partners of Texas, Inc.	Delaware
Therapy Associates of Martinsville, Inc.	Virginia
TheraWorks, Inc.	Texas
TruHealth Rehabilitation Hospital, LLC	Delaware
Trumbull P.T. Corp.	Connecticut
U.S. Physiatry, LLC	Delaware
U.S. Physiatry of Georgia LLC	Georgia
U.S. Physiatry Staffing LLC	Delaware
VHSD ES, Inc.	Delaware
Vibra Hospital of San Diego, LLC	Delaware
Victoria Healthcare, Inc.	Florida
West Gables Rehabilitation Hospital, LLC	Delaware
Wisconsin Prosthetics & Orthotics, Inc.	Wisconsin
WWLTACH, LLC	Delaware